                                                                  EXHIBIT 10.1.2

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of March 12, 1999, is entered into among HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as syndication agent (in said capacity, the "Syndication Agent"), NATIONAL WESTMINSTER BANK, PLC , as documentation agent (the "Documentation Agent'), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a co-agent, SOCIETE GENERALE, as a co-agent, CITICORP USA. INC., as a co-agent (collectively, the "Co-Agents'), and NATIONSBANK, N.A., as administrative agent (in said capacity, the "Administrative Agent").


                                   BACKGROUND

         A. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co- Agents, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 18, 1998 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co- Agents, and the Administrative Agent desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. The definition of "Excess Cash Flow" set forth in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the "." at the end of the definition thereof and inserting ";" in lieu thereof and (b) adding the following proviso at the end thereof to read as follows:

         "; provided, however, notwithstanding the above, there shall be excluded from the definition of Current Liabilities for purposes of calculating Working Capital for the period ending December 31, 1998, accounts payable, which otherwise would have been payable in the ordinary course, in the aggregate amount of $5,977,000, which were the result of a delay in processing during the implementation of the Borrower's new computer system in January, 1999."

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement (other than those representations and warranties that specifically relate to an earlier date) and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full corporate power and authority to execute and deliver this Second Amendment, and this Second Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this Second Amendment nor the consummation of any transactions contemplated herein will conflict with any material Applicable Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property may be bound; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Second Amendment or the acknowledgment of this Second Amendment by any Guarantor other than (i) those approvals and consents already obtained, and (ii) consents under immaterial contractual obligations.

         3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of March 12, 1999, subject to the following:

         (a) the Administrative Agent shall receive counterparts of this Second Amendment executed by the Required Facility A Term Lenders and the Required Facility B Term Lenders;

         (b) the Administrative Agent shall receive counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor; and

         (c) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

         4. GUARANTOR ACKNOWLEDGMENT. By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Second Amendment.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

         (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

         7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the Laws of the State of Texas without regard to the principles of the conflicts of Laws and the applicable federal Laws and shall be binding upon the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  (REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as the date first above written.

                             HOME INTERIORS & GIFTS, INC.

                             By: /s/ Leonard A. Robertson
                                 --------------------------------------------
                                 Name:    Leonard A. Robertson
                                 Title:   Chief Financial Officer


                             NATIONSBANK, N.A., as Administrative Agent and as a Lender

                             By: /s/ Natalie Hebert
                                 --------------------------------------------
                                 Natalie Hebert
                                 Vice President


                             THE CHASE MANHATTAN BANK, as Syndication
                             Agent and as a Lender

                             By: /s/ William J. Caggiano
                                 --------------------------------------------
                                 Name:    William J. Caggiano
                                 Title:   Managing Director


                             NATIONAL WESTMINSTER BANK, PLC, as
                             Documentation Agent and as a Lender

                             By: /s/ Andrew S. Weinberg
                                 --------------------------------------------
                                 Name:    Andrew S. Weinberg
                                 Title:   Senior Vice President


                             THE PRUDENTIAL INSURANCE COMPANY OF
                             AMERICA, as Co-Agent and as a Lender

                             By: /s/ Ric E. Abel
                                 --------------------------------------------
                                 Name:    Ric E. Abel
                                 Title:   Vice President

                             SOCIETE GENERALE, as Co-Agent and as a Lender

                             By: /s/ Edward J. Grimm
                                 --------------------------------------------
                                 Name:    Edward J. Grimm
                                 Title:   Vice President


                             CITICORP USA, INC., as Co-Agent and as a Lender

                             By: /s/ Timothy L. Freeman
                                 --------------------------------------------
                                 Name:    Timothy L. Freeman
                                 Title:   Managing Director/SCO


                             BANK ONE, TEXAS, N.A.

                             By: /s/ Gina A. Norris
                                 --------------------------------------------
                                 Name:    Gina A. Norris
                                 Title:   Managing Director


                             BANKERS TRUST COMPANY

                             By: /s/ David J. Bell
                                 --------------------------------------------
                                 Name:    David J. Bell
                                 Title:   Principal


                             BHF-BANK AKTIENGESELLSCHAFT

                             By: /s/ Geoffrey C. Gwin
                                 --------------------------------------------
                                 Name:    Geoffrey C. Gwin
                                 Title:   Assistant Treasurer

                             By: /s/ Dan Dobrjanskyj
                                 --------------------------------------------
                                 Name:    Dan Dobrjanskyj
                                 Title:   Assistant Vice President

                             BANK AUSTRIA CREDITANSTALT
                             CORPORATE FINANCE, INC.

                             By:  /s/ RICHARD VARALLA
                                 --------------------------------------------
                                 Name: Richard Varalla
                                      ---------------------------------------
                                 Title: Associate
                                       --------------------------------------

                             By:  /s/ ROBERT M. BIRINGER
                                 --------------------------------------------
                                 Name: Robert M. Biringer
                                      ---------------------------------------
                                 Title: Executive Vice President
                                       --------------------------------------


                             GENERAL ELECTRIC CAPITAL CORPORATION


                             By:  /s/ WILLIAM E. MAGEE
                                 --------------------------------------------
                                 Name: William E. Magee
                                      ---------------------------------------
                                 Title: Duly Authorized Signatory
                                       --------------------------------------

                             HELLER FINANCIAL, INC.

                             By:  /s/ CRAIG GALLEHUGH
                                 --------------------------------------------
                                 Name: Craig Gallehugh
                                      ---------------------------------------
                                 Title: Vice President
                                       --------------------------------------


                             NATIONAL CITY BANK OF KENTUCKY


                             By:  /s/ TOM GURBACH
                                 --------------------------------------------
                                 Name: Tom Gurbach
                                      ---------------------------------------
                                 Title: Vice President
                                       --------------------------------------

                             BALANCED HIGH-YIELD FUND I LTD.

                             By: BHF-BANK Aktiengesellschaft, acting
                                 through its New York Branch, as attorney-in-
                                 fact

                             By:  /s/ GEOFFREY C. GWIN
                                 --------------------------------------------
                                 Name: Geoffrey C. Gwin
                                      ---------------------------------------
                                 Title: Assistant Treasurer
                                       --------------------------------------

                             By:  /s/ DAN DOBRJANSKYJ
                                 --------------------------------------------
                                 Name: Dan Dobrjanskyj
                                      ---------------------------------------
                                 Title: Assistant Vice President
                                       --------------------------------------


                             KZH ING-2 LLC

                             By:   /s/ VIRGINIA CONWAY
                                 --------------------------------------------
                                 Name:  Virginia Conway
                                      ---------------------------------------
                                 Title: Authorized Agent
                                       --------------------------------------


                             DELANO COMPANY

                             By: Pacific Investment Management Company, as
                                 its Investment Advisor

                             By: PIMCO Management, Inc.,
                                 a general partner

                             By:  /s/ BRADLEY W. PAULSON
                                 --------------------------------------------
                                 Name:  Bradley W. Paulson
                                      ---------------------------------------
                                 Title: Vice President
                                       --------------------------------------


                             VAN KAMPEN CLO II, LIMITED

                             By: Van Kampen American Capital Management,
                                 Inc., as Collateral Manager

                             By:  /s/ JEFFREY W. MAILLET
                                 --------------------------------------------
                                 Name:  Jeffrey W. Maillet
                                      ---------------------------------------
                                 Title: Senior Vice President and Director
                                       --------------------------------------

                             SENIOR DEBT PORTFOLIO

                             By: Boston Management and Research, as
                                 Investment Manager

                             By:  /s/ SCOTT H. PAGE
                                 --------------------------------------------
                                 Name: Scott H. Page
                                      ---------------------------------------
                                 Title: Vice President
                                       --------------------------------------


                             AG CAPITAL FUNDING PARTNERS, L.P.

                             By: Angelo, Gordon & Co., L.P., as Investment
                                 Manager

                             By:  /s/ JEFFREY H. ARONSON
                                 --------------------------------------------
                                 Name: Jeffrey H. Aronson
                                      ---------------------------------------
                                 Title: Authorized Signatory
                                       --------------------------------------


                             ALLIANCE CAPITAL MANAGEMENT L.P., as Manager on behalf of Alliance Capital Funding, L.L.C.

                             By: Alliance Capital Management Corporation,
                                 General Partner of Alliance Capital
                                 Management L.P.

                             By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                             FIRST DOMINION FUNDING I


                             By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                             TCW LEVERAGED INCOME TRUST, L.P.

                             By: TCW Advisers (Bermuda), Ltd., as General
                                 Partner

                             By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                             By: TCW Investment Management Company, as
                                 Investment Manager

                             By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                             TCW LEVERAGED INCOME TRUST II, L.P.

                             By: TCW Advisers (Bermuda), Ltd., as General
                                 Partner

                             By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                             By: TCW Investment Management Company, as
                                 Investment Manager

                             By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------


                             CAPTIVA III FINANCE LTD., as advised by Pacific Investment Management Company

                             By:  /s/ JOHN H. CULLINANE
                                 --------------------------------------------
                                 Name: John H. Cullinane
                                      ---------------------------------------
                                 Title: Director
                                       --------------------------------------

ACKNOWLEDGED AND AGREED:

DALLAS WOODCRAFT, INC., a Texas corporation
GIA, INC., a Nebraska corporation
HOMCO, INC., a Texas corporation



By:  /s/ LEONARD A. ROBERTSON
    --------------------------------------------
    Name:   Leonard A. Robertson
         ---------------------------------------
    Title:  Secretary
          --------------------------------------



HOMCO PUERTO RICO, INC., a Delaware corporation
SPRING VALLEY SCENTS, INC., a Texas corporation



By:  /s/ LEONARD A. ROBERTSON
    --------------------------------------------
    Name:   Leonard A. Robertson
         ---------------------------------------
    Title:  Secretary
          --------------------------------------